SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2011

USA SYNTHETIC FUEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	000-54044	13-3995258
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation or Organization)		Identification Number)

312 Walnut Street, Suite 1600, Cincinnati, Ohio 45202
(Address of principal executive office)

Registrant's telephone number, including area code: (513) 762-7870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

a) Resignation of Current Independent Registered Public Accounting Firm.

On January 13, 2011, USA Synthetic Fuel Corporation (the “Company”) agreed with Killman, Murrell & Company P.C. (“Killman Murrell”), its independent registered public accounting firm, that Killman Murrell would resign as the Company’s independent registered public accounting firm, effective immediately.  Killman, Murrell & Company, P. C. resigned due to the following:

•	Filing documents with SEC without auditors approval
•	Filing Form 10-Q without reviewed financial statements
•	Differences of opinion as to answers included in responses to SEC comment letters
•	Unreconciled differences related to valuation of BOE energy asset

The Company engaged Killman Murrell in March 2010 as the Company’s independent registered public accounting firm in connection with Killman Murrell’s audits of the Company’s annual financial statements as of and for the period from November 30, 2009 to December 31,  2009.  The termination of the auditor-client relationship was approved by the Board of Directors of the Company acting in the capacity of an audit committee on January 19, 2011.

Killman Murrell’s report on the Company’s financial statements for period from November 30, 2009 to December 31, 2009, did not contain an adverse opinion or disclaimer of opinion, but included a going concern modification.

After Killman Murrell’s successful completion of their audit work associated with the Company’s reverse merger, it is now time for the Company to transition to locally-provided, national-scope accounting services for the preparation of SEC filings.  The new independent registered public accounting firm will take on the audit work for 2010 including a review of previous unaudited quarterly financials and as such, Killman Murrell’s audit work effectively concluded with the 2009 completed audit.

On January 19, 2011, the Company requested Killman Murrell to furnish a letter to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the Killman Murrell letter is filed as Exhibit 16.1 to this current report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

As of the date of this Report, the Company's Board of Directors have not retained a new  independent registered public accounting firm for the Company's financial statements going forward. The Company is currently in the process of making a selection of its new independent registered public accounting firm, and will notify its shareholders by way of a subsequent Current Report on Form 8-K at the time when the selection is made.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Killman Murrell, dated as of January 21, 2011, regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: January 21, 2011

USA SYNTHETIC FUEL CORPORATION

By: /S/ Harry H. Graves
Harry H. Graves
Chairman